UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2011

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue Stuart, Florida	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (772) 287-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Series A Preferred Stock

Effective November 2, 2011, Seacoast Banking Corporation of Florida (the “Company”) declared a dividend on its Series A Preferred Stock issued to the United States Department of the Treasury (the “Treasury”) through the TARP Capital Purchase Program.  The dividend, totaling $625,000, will be paid on the regularly scheduled due date of November 15, 2011.

Trust Preferred Securities

On November 2, 2011, the Company notified the respective trustees for its outstanding trust preferred securities (SBCF Capital Trust I, SBCF Statutory Trust II and SBCF Statutory Trust III) that the Company will pay interest due and payable on the trust preferred securities for the upcoming interest payment date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
(Registrant)

Date: November 3, 2011	By:	/s/ Dennis S. Hudson, III
	Name:	Dennis S. Hudson, III
	Title:	Chairman and Chief Executive Officer